EXHIBIT 99.1

                             ALLEGHENY ENERGY, INC.

                              AMENDED AND RESTATED

             REVISED PLAN FOR DEFERRAL OF COMPENSATION OF DIRECTORS

         1. Name and Purpose. Allegheny Energy, Inc. (the "Company") originally established the Revised Plan for Deferral of Compensation of Directors as of December 2, 1993 (the "Plan"). The purpose of the Plan is to provide a means for the elective deferral of fees payable to non-employee directors of the Company. This amended and restated version of the Plan shall become effective upon October 5, 2006.

         2. Participation. Each member of the Company's Board of Directors (the "Board") who is not an employee of the Company or any subsidiary of the Company (each a "Non-Employee Director") may participate in the Plan.

         3. Deferral Elections.

                  3.1 Cash and Common Stock Deferral Elections. Pursuant to the terms of the Plan, a Non-Employee Director may make an election to defer all or a portion of (i) any retainer fee payable in cash with respect to the Non-Employee Director's service on the Board, (ii) the Board meeting fees and committee meeting fees payable in cash with respect to the Non-Employee Director's attendance at such meetings, (iii) awards of shares of common stock of the Company ("Common Stock") made to the Non-Employee Director pursuant to the terms of the Company's Non-Employee Director Stock Plan (the "Stock Plan"), and (iv) other cash fees paid to Non-Employee Directors (collectively, "Fees"). A Non-Employee Director may make a separate deferral election with respect to the portion of the Fees payable in cash and the portion of the Fees payable in Common Stock.

                  3.2 Timing and Effect of Elections. Each initial deferral election and each change to (or revocation of) an existing deferral election shall be made by the submission of a written election form to the Secretary of the Company (or its authorized delegate) as follows:

                           (a) Annual Deferral  Election.  By December 31 of any
calendar year, each Non-Employee Director may make a deferral election that will be given effect with respect to Fees earned by the Non-Employee Director for the succeeding calendar year. If a Non-Employee Director does not make a deferral election by December 31, no Fees will be deferred for the succeeding calendar year.

                           (b) Deferral Election for New Non-Employee Directors.
Each Non-Employee Director first elected or appointed to the Board during a calendar year may make a deferral election within 30 days of commencing service as a Non-Employee Director. This election will be given effect with respect to Fees earned by the Non-Employee Director after the date of the election.

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                           (c)  Duration,   Change  or  Revocation  of  Deferral
Election. A Non-Employee Director may change or revoke an annual deferral election at any time before the calendar year for which the election will be given effect. Once a calendar year for which an annual election will be given effect begins, a Non-Employee Director's election shall be irrevocable. Once made, a new Non-Employee Director may not change or revoke a deferral election made during a calendar year. Any deferral election shall apply only to the deferrals for the calendar year for which the election is made and shall not apply to Fees earned in subsequent calendar years.

         4. Maintenance of Deferral Accounts.

                  4.1 Deferral Account for Fees Payable in Common Stock. The Company shall establish and maintain a recordkeeping deferral account (the "Stock Account") for each Non-Employee Director who elects to defer a portion of the Fees attributable to grants of Common Stock under the Stock Plan for a particular calendar year. The Non-Employee Director's Stock Account shall be credited with the number of shares of Common Stock (but not actual shares of Common Stock) deferred by the Non-Employee Director at the end of each calendar quarter. In addition, at the end of each calendar quarter, the Stock Account shall be credited with Dividend Equivalents (as defined below), if any.

                  4.2 Deferral  Accounts  for Fees Payable in Cash.  The Company
shall establish and maintain recordkeeping deferral accounts for each Non-Employee Director who elects to defer a portion of the Fees payable in cash as follows:

                           (a) Cash Deferral  Account.  A Non-Employee  Director
may elect to have all or a portion of the Fees payable to him in cash for a particular calendar year credited to a cash deferral account (the "Cash Deferral Account"). Any such amounts shall be credited to the Cash Deferral Account on the 15th of the calendar month following the date the Fees otherwise would have been paid to the Non-Employee Director, or if the 15th is a non-business day, the next following business day of the month. In addition, at the end of each calendar quarter, the Cash Deferral Account shall be credited with interest (compounded monthly based on the average daily outstanding balance) at a rate equivalent to the prime rate of interest used by a majority of top 25 insured U.S. chartered commercial banks as published by the Federal Reserve Board in the Federal Reserve Statistical Release, H.15 Selected Interest Rates (Daily), on the first business day of such calendar quarter.

                           (b) Stock Unit Account.  A Non-Employee  Director may
elect to have all or a portion of the Fees payable to him in cash credited to a stock unit account (the "Stock Unit Account"). Any such amounts shall be credited to the Stock Unit Account on the 15th of the calendar month following the date the Fees otherwise would have been paid to the Non-Employee Director or if the 15th is a non-business day, the next following business day of the month. Any amount credited to the Stock Unit Account shall be deemed to be invested in a number of units of Common Stock obtained by dividing such amount by the Market Value Per Share (as defined below) as of the day such amounts are credited to the Stock Unit Account.
Further, the Stock Unit Account shall be credited on the last day of each calendar quarter with Dividend Equivalents, if any.


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                  4.3  Election  Rules.  Any  election  made  by a  Non-Employee
Director under this Section 4 shall be subject to the same timing and effect requirements that apply to deferral elections as set forth in Section 3.2. Further, any election made by a Non-Employee Director under this Section 4 shall apply only to the deferrals for the calendar year for which the election is made and, as such, a Non-Employee Director shall not be permitted to make an election under this Section 4 for amounts deferred in a prior calendar year, other than that described in Section 6.1.

                  4.4 Dividend Equivalents. Each Non-Employee Director who elects to defer amounts to his Stock and/or Stock Unit Account shall also be entitled to receive additional credits for each dividend declared by the Company until such time as his Stock and/or Stock Unit Account is distributed to him ("Dividend Equivalents"). The amount of any such Dividend Equivalents shall be equal to: (1) in the case of a cash dividend or a dividend paid in property (other than shares of Common Stock), the number of shares or units of Common Stock determined by dividing (A) the amount of any cash dividend (or the fair market value of a dividend paid in property, other than a dividend paid in Common Stock) which the Non-Employee Director would have received if on the payment date for such dividend the Non-Employee Director had been the owner of record of a number of shares of Common Stock (or units) then credited to the Non-Employee Director's Stock and/or Stock Unit Accounts by (B) the Market Value Per Share (as defined below) as of such payment date; and (2) in the case of a stock dividend, the number of full and fractional shares of Common Stock which the Non-Employee Director would have received if on the payment date for a dividend which is to be paid in Common Stock, the Non-Employee Director had been the owner of record of a number of shares of Common Stock (or units) then credited to the Non-Employee Director's Stock and/or Stock Unit Accounts.

                  4.5 Definition of Market Value Per Share. For purposes of the Plan, the term "Market Value Per Share" shall mean the average of the highest and the lowest sale price per share on the date of reference for shares of Common Stock as reported on the New York Stock Exchange on such date (or, if such date shall not be a business day, the next preceding day which shall be a business day). If no sale occurs on such date, the Market Value Per Share shall be determined, in the manner described above, as of the first preceding business day on which a sale occurs.

                  4.6 Changes in Capitalization. A Non-Employee Director's Stock Account and Stock Unit Account shall be appropriately adjusted for any change in the Common Stock by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect on the Common Stock and the Plan.

         5. Beneficiary Designation. Each Non-Employee Director may, at any time, designate a "Beneficiary" or "Beneficiaries" to receive amounts credited to the Non-Employee Director's deferral accounts in the event of the
Non-Employee Director's death. A Non-Employee Director may make an initial Beneficiary designation, or change an existing Beneficiary designation, by completing and signing a Beneficiary designation form and submitting it to the Secretary of the Company (or its authorized delegate). Upon receipt by the Secretary of the Company of a Non-Employee Director's Beneficiary designation form, all


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Beneficiary  designations  previously filed shall automatically be canceled.  In the absence of an effective Beneficiary designation, amounts credited to a Non-Employee Director's deferral accounts as of his death shall be paid to the person(s) legally entitled to such amount under the Non-Employee Director's will or, if none, to the Non-Employee Director's estate.

         6. Distribution of Deferrals.

                  6.1 Distribution Election. At the time that a Non-Employee Director makes an election to defer Fees for a particular calendar year as described in Section 3, the Non-Employee Director shall make an irrevocable distribution election to have the Fees deferred for such calendar year (and any interest or Dividend Equivalents accrued thereon) distributed to him in a single lump sum payment as soon as administratively practicable after: (i) the first day of a calendar year that is no less than 12 months and a day from the date of the distribution election, or (ii) the date that the Non-Employee Director terminates his service with the Company. In the event that a Non-Employee Director fails to make the election provided in the preceding sentence, such Non-Employee Director shall be deemed to have made an election to receive the payment described in clause (ii) of the preceding sentence. Notwithstanding the foregoing, in accordance with the special transition relief set forth in Proposed Treasury Regulations issued pursuant to Section 409 of the Internal Revenue Code of 1986, as amended (the "Code"), and no later than December 31, 2006, each Non-Employee Director shall be permitted to make a new distribution election to have all amounts previously deferred under the Plan on his behalf (except for amounts that otherwise are payable in 2006) distributed to him in a single lump sum payment as soon as administratively practicable after: (y) the first day of any future calendar year, or (z) the date that the Non-Employee Director terminates his service with the Company. In the event that a Non-Employee Director fails to make the election provided in the preceding sentence, such Non-Employee Director shall be deemed to have made an election to receive the payment described in clause (z) of the preceding sentence.

                  6.2 Form and Amount of Distribution. Any distribution of Fees deferred to a Non-Employee Director's Cash Deferral Account for a particular calendar year shall be paid in cash and the amount of such distribution shall be equal to the Fees deferred for such calendar year and any interest accrued thereon up to the distribution date elected by the Non-Employee Director in accordance with Section 6.1. Any distribution of Fees deferred to a Non-Employee Director's Stock Unit Account for a particular calendar year shall be paid in cash and the amount of such distribution shall be equal to (i) the number of units credited to the Stock Unit Account for Fees deferred by the Non-Employee Director for such calendar year (and any Dividend Equivalents credited with respect to such units) as of the distribution date elected by the Non-Employee Director in accordance with Section 6.1, multiplied by (ii) the Market Value Per Share as of the distribution date elected by the Non-Employee Director in accordance with Section 6.1. Any distribution of Fees deferred to a Non-Employee Director's Stock Account for a particular calendar year shall be paid in the form of shares of Common Stock from the Company's Stock Plan (except that any fraction of a share of Common Stock shall be paid in cash) and the number of shares of Common Stock paid shall be equal to the number of shares of Common Stock credited to the Stock Account for Fees deferred by the Non-Employee Director for such calendar year (and any Dividend Equivalents credited with respect to such shares).

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                  6.3 Death.  If a Non-Employee  Director should die before full payment of the balance in his accounts, the remaining balance shall be paid in a lump sum to his or her designated Beneficiaries or his estate in accordance with
Section 5. Such payment shall be made within the 60-day period following the date of a Non-Employee Director's death.

         7. Unfunded Status of the Plan. A Non-Employee Director shall not have any interest in any amount credited to his deferral accounts until it is distributed in accordance with the Plan. Distributions under the Plan shall be made only from the general assets of the Company. All amounts deferred under the Plan shall remain the sole property of the Company, subject to the claims of its general creditors and available for its use for whatever purposes are desired. With respect to amounts deferred, a Non-Employee Director is a general creditor of the Company and the obligation of the Company hereunder is purely contractual and shall not be funded or secured in any way.

         8. Administration. Subject to all applicable legal requirements, including without limitation, compliance with securities, tax or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan, the Plan shall be administered by the Board (or Board Committee as designated by the Board), which shall have the sole authority to construe and interpret the terms and provisions of the Plan. The Board (or its authorized delegate) shall maintain records and disburse payments or shall cause such records to be maintained and payments to be disbursed. The Board's interpretations, determinations, regulations and calculations shall be final and binding on all persons and parties concerned. The Board may adopt, amend and rescind such rules and regulations as it deems necessary, desirable or appropriate in administering the Plan, and the Board may act at a meeting, in a written action without meeting or by having actions otherwise taken by a member of the Board pursuant to a delegation of duties from the Board. The determination of the Board as to any disputed questions arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons.

         9. Amendment and Termination. The Plan may, at any time, be amended, modified or terminated by the Board. No amendment, modification or termination shall, without the consent of a Non-Employee Director, adversely affect such Non-Employee Director's rights with respect to amounts accrued under his or her deferral accounts.

         10. Miscellaneous Provisions.

                  10.1 Nothing contained herein shall be construed as conferring upon a Non-Employee Director the right to continue in such capacity.

                  10.2 The rights and obligations created hereunder shall be binding on a Non-Employee Director's heirs, executors and administrators and on the successors and assigns of the Company.

                  10.3 The provisions of the Plan shall be construed and applied under the laws of the State of New York, without regard to its conflict of laws principles.

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                  10.4 If any  provision  of the Plan  shall be held  invalid or unenforceable, such invalidity or unenforceability shall not effect any other provisions hereof and the Plan shall be construed and enforced as if such provisions had not been included.

                  10.5 The headings and captions herein are provided for convenience only, and shall not be construed as part of the Plan, and shall not be employed in the construction of the Plan.

                  10.6 Any benefit payable to or for the benefit of a payee who is a minor, an incompetent person, or is otherwise incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing, or a reasonably appearing to provide, the care for such person, and such payment shall fully discharge the Company, the Board and all other parties with respect thereto.

                  10.7 The rights of a Non-Employee Director to the payment of amounts credited to his or her deferral account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. A Non-Employee Director may not borrow against amounts credited to the Non-Employee Director's account and such amounts shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, change, garnishment, execution or levy of any kind, whether voluntary or involuntary, prior to distribution.

                  10.8 The terms of the Plan are intended to, and shall be interpreted and applied so as to, comply in all respects with the provisions of
Section 409A of the Code and its corresponding regulations and related guidance to the extent it applies to the Plan. Notwithstanding any provision of the Plan to the contrary, to the extent applicable, deferrals and distributions under the Plan may only be made in a manner and upon an event permitted by Code Section 409A. To the extent that any provision of the Plan would cause a conflict with the requirements of Code Section 409A or would cause the administration of the Plan to fail to satisfy the requirements of Code Section 409A, such provision shall be deemed null and void to the extent permitted by applicable law. Further, the Board shall have the authority to amend the Plan or take such other actions as the Board determines is necessary to comply with the requirements of Code Section 409A and its corresponding regulations and related guidance.